                                                                    EXHIBIT 99.1

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                     OF TITLE 18 OF THE UNITED STATES CODE

I, Norman E. Johnson, the Chief Executive Officer of CLARCOR Inc., certify that
(i) the Form 10-K Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K Annual Report fairly presents, in all material respects, the financial condition and results of operations of CLARCOR Inc.

                                                 /s/ NORMAN E. JOHNSON
                                          --------------------------------------
                                                    Norman E. Johnson
                                             Chairman of the Board, President
                                               and Chief Executive Officer

                                                                    EXHIBIT 99.1

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                     OF TITLE 18 OF THE UNITED STATES CODE

I, Bruce A. Klein, the Chief Financial Officer of CLARCOR Inc., certify that (i) the Form 10-K Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K Annual Report fairly presents, in all material respects, the financial condition and results of operations of CLARCOR Inc.

                                                  /s/ BRUCE A. KLEIN
                                          --------------------------------------
                                                      Bruce A. Klein
                                              Vice President -- Finance and
                                                 Chief Financial Officer